Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Michael Silton, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Rainmaker Systems, Inc. (“Rainmaker”);

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.	Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.	Rainmaker’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Rainmaker and we have;

a.	designed such controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Rainmaker, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b.	evaluated the effectiveness of Rainmaker’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.	disclosed in this report any change in Rainmaker’s internal control over financial reporting that occurred during Rainmaker’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Rainmaker’s internal control over financial reporting;

5.	Rainmaker’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Rainmaker’s auditors and the audit committee of Rainmaker’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Rainmaker’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in Rainmaker’s internal controls over financial reporting.

Date: November 14, 2003	/s/ MICHAEL SILTON
Michael Silton
Chief Executive Officer
(Principal Executive Officer)